UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: (Date of earliest event reported): May 16, 2006
Chico’s FAS, Inc.
(Exact Name of Registrant as Specified in its Charter)
Florida
(State or Other Jurisdiction of Incorporation)

0-21258	59-2389435

(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway, Fort Myers, Florida	33912

(Address of Principal Executive Offices)	(Zip code)
(239) 277-6200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On May 16, 2006, Chico’s FAS, Inc. (the “Company”) issued a press release announcing that it had completed its previously announced $100 million stock repurchase program and that its Board of Directors has approved the repurchase of an additional $100 million of the Company’s outstanding common stock. A copy of the press release is attached as an Exhibit to this Report on Form 8-K (Exhibit 99.1).
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits:
     Exhibit 99.1 Chico’s FAS, Inc. Press Release dated May 16, 2006

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.

Date: May 16, 2006	By: /s/ Michael J. Kincaid
Michael J. Kincaid, Senior Vice President — Finance and
Chief Accounting Officer and Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 99.1	Chico’s FAS, Inc. Press Release dated May 16, 2006